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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2005


                           FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


        0-32455                                         88-0459590
        -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


        400 N. SAM HOUSTON PARKWAY EAST, SUITE 205, HOUSTON, TEXAS 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AMENDMENTS TO THE FARMOUT AGREEMENTS

         On December 19, 2005, we entered into a third amendment to each of the farmout agreements with ConocoPhillips China Inc. for each of the Qinnan and Shouyang production sharing contracts. The amendments to these agreements amend the performance guarantee requirement in phase two of the exploration period to provide that the $1 million held in escrow will continue to be held until March 31, 2006.

         FIFTH AMENDMENT TO THE AMENDED AND RESTATED ESCROW AGREEMENT

         On December 20, 2005, we entered into a fifth amendment to the amended and restated escrow agreement with ConocoPhillips China Inc. and JP Morgan Trust Company, N.A. in connection with the farmout agreements between us and ConocoPhillips China Inc. for the Qinnan and Shouyang production sharing contracts. The fifth amendment to the amended and restated escrow agreement:

         o provides that the escrow account will remain open until the end of phase two of the exploration period, which will be March 31, 2006; and

         o provides that any amounts required to be held in escrow will continue to be held until March 31, 2006.

         The above discussion of the amendments to the farmout agreements and the fifth amendment to the amended and restated escrow agreement is a summary description of certain terms and conditions of those agreements and is qualified in its entirety by the terms and conditions of those agreements. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the amendments attached hereto as Exhibits 10.01, 10.02 and 10.3 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Exhibit
         Number            Description
         -------           -----------

          10.1 Qinnan PSC - Third Amendment to Farmout Agreement between ConocoPhillips China Inc. and Far East Energy Corporation, dated December 19, 2005.

          10.2 Shouyang PSC -- Third Amendment to Farmout Agreement between ConocoPhillips China Inc. and Far East Energy Corporation, dated December 19, 2005.

                                       2


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          10.3    Fifth Amendment to Amended and Restated Escrow Agreement
                  between Far East Energy Corporation, ConocoPhillips China Inc. and JP Morgan Trust Company, N.A., dated December 20, 2005.



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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2005.

                                                FAR EAST ENERGY CORPORATION


                                            By: /s/ Bruce N. Huff
                                                --------------------------------
                                                Bruce N. Huff
                                                Chief Financial Officer


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                                INDEX TO EXHIBIT

         Exhibit
         Number            Description
         -------           -----------

         10.1 Qinnan PSC - Third Amendment to Farmout Agreement between Phillips China Inc. and Far East Energy Corporation, dated December 19, 2005.

         10.2 Shouyang PSC -- Third Amendment to Farmout Agreement between Phillips China Inc. and Far East Energy Corporation, dated December 19, 2005.

         10.3 Fifth Amendment to Amended and Restated Escrow Agreement between Far East Energy Corporation, ConocoPhillips China Inc. and JP Morgan Trust Company, N.A., dated December 20, 2005.


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